SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made this 9th day of February, 2000 between TECHDYNE, INC., a Florida corporation ("Debtor") and THE PROVIDENT BANK ("Secured Party"), under the following circumstances:

        A. Secured Party has entered into an Asset Based Loan and Security Agreement (Techdyne Agreement") of even date herewith with Debtor providing for a loan commitment of $5,500,000.00 in the aggregate ("Techdyne Loan").

        B. Lender has previously entered into an Asset Based Loan and Security Agreement with Lytton Incorporated ("Lytton"), an affiliate of Debtor, which Lytton Agreement was dated April 14, 1995 and amended July 31, 1997, April 29, 1998, September 8, 1998, June 30, 1999 and
     ________, 2000 ("Lytton Agreement").

        C. The indebtedness under the Lytton Agreement is evidenced by Lytton's (a) Amended and Restated Revolving Asset Promissory Note in the amount of $3,000,000.00, (b) Amended and Restated Term Loan Promissory Note in the amount of $1,400,000.00, and (c) Amended and Restated Equipment Acquisition Promissory Note in the amount of $500,000.00, each of which are hereinafter collectively referred to as the "Lytton Notes".

        D. Secured Party has agreed, in connection with the making of the Techdyne Loan, to reduce the interest rates charged to Lytton under the Lytton Notes.

        E. As an inducement to Lender to make the Techdyne Loan and to reduce the interests rates charged to Lytton under the Lytton Notes, the Debtor has executed and delivered a Guaranty of even date herewith, wherein Debtor guaranteed the obligations of Lytton under the Lytton Notes ("Guaranty").

        F. As security for the Guaranty, Debtor has agreed to pledge to Secured Party certain of its assets.

     NOW, THEREFORE, Debtor and Secured Party agree as follows:

     Section 1.  Grant of First Priority Security Interest.  Debtor hereby
     ---------   -----------------------------------------
assigns, pledges and transfers to Secured Party a continuing first priority security interest in all of the property described in this Section 1, subject only to a prior security interest granted to Secured Party pursuant to the Techdyne Agreement, dated of even date herewith. All of the property described in Section 1 is hereafter called "Collateral".

     1.1 All of Debtor's accounts (as that term is defined in the Uniform Commercial Code, as defined herein), accounts receivable, chattel paper, contract rights, documents and instruments; all other obligations or indebtedness owed to Debtor from whatever source arising; all guarantees of any of the foregoing and all security therefor; all of the right, title and interest of Debtor in and with respect to the goods, services or other property which gave rise to or which secure any of the foregoing and all insurance policies and proceeds relating thereto; all of the foregoing whether now owned by Debtor or hereafter acquired or in existence.

     1.2 All of Debtor's equipment (as that term is defined in the Uniform Commercial Code, as defined herein), including, without limitation, all furniture, fixtures, machinery and other equipment of any kind and all substitutions and replacements thereof and accessories and parts therefor, all whether now owned or hereafter acquired by Debtor.

     1.3 All of Debtor's inventory (as that term is defined in the Uniform Commercial Code, as defined herein), including, without limitation, all goods, merchandise and other personal property which are held for sale or lease, or are furnished or to be furnished under any contract of service by Borrower, or are raw materials, work-in-progress, supplies or materials used or consumed in Borrower's business, and all products thereof, and all substitutions, replacements, additions and accessories thereto, all whether now owned or hereafter acquired by Borrower; and all of Borrower's right, title and interest in and to any leases or rental agreements for such inventory.

     1.4 All of Debtor's general intangibles and payment intangibles (as those terms are defined in the Uniform Commercial Code, as defined herein), including, without limitation, all goodwill, patents, formulas, blueprints, proprietary manufacturing processes, trademarks, licenses, franchises, beneficial interests in trusts, joint venture interest, partnership interests, rights to tax refunds, pension plan over funding, literary rights and other contractual rights of Debtor, all whether now owned or hereafter acquired by Debtor.

     1.5 All instruments, documents, securities, cash, property, deposit accounts, certificates of deposit and the proceeds of any of the foregoing, owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in the possession or control of Secured Party or in transit by mail or carrier to or from Secured Party, or in possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same.

     1.6 All ledger sheets, files, records, documents, blueprints, drawings and instruments (including without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the Collateral described in this Section 1.

     1.7 All proceeds and products of the Collateral described above in this Section 1, including, without limitation, all claims against third parties for damage to or loss or destruction of any of the foregoing, including insurance proceeds, and accounts, contract rights, chattel paper and general intangibles arising out of any sale, lease or other disposition of any of the foregoing.

     1.8 As used herein, the Uniform Commercial Code refers to the Uniform Commercial Code in effect as of the date hereof or as hereafter adopted or amended in any jurisdiction where the Collateral is or may from time to time be located.

     Section 2.  Indebtedness. The security interests granted hereby are
     ---------   ------------
granted to secure the following:

     2.1 The payment and performance of all indebtedness, liabilities and obligations to Secured Party of every kind and description, direct or indirect, absolute or contingent, joint or several, whether due or to become due and whether now existing or hereafter arising under the Guaranty and all extensions and renewals thereof (collectively, the "Indebtedness").

     2.2 All reasonable costs incurred by Secured Party to obtain, preserve, and/or enforce the security interests granted by this Agreement; to collect the obligations secured hereby; and to maintain and preserve the Collateral, with such costs including, but not limited to, expenditures made by Secured Party for taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and other legal expenses, storage costs, rents, and expenses of sale, together with interest on the above amounts at the highest rate being paid by Lytton on any of its obligations to Secured Party, all of which Debtor agrees to pay to Secured Party; and

     Notwithstanding the foregoing, Secured Party waives any rights arising out of this Security Agreement to the Collateral as security for any indebtedness of an individual Debtor to which the Truth-in-Lending Act and Regulation Z promulgated thereunder apply.

     Section 3.  Debtor's Warranties. Debtor warrants to Secured Party as
     ---------   -------------------
follows:

     3.1 Except for the security interests granted herein and in the Techdyne Agreement, Debtor represents and warrants that it is, and as to the Collateral to be acquired after the date hereof, shall be, the owner of the Collateral free from any lien, security interest or encumbrance, and Debtor shall defend the Collateral and its proceeds and products against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party, and shall preserve the Collateral free from any subsequent liens, encumbrances or security interests.

     3.2 Debtor represents and warrants that at the time any account becomes subject to a security interest in favor of Secured Party, said account shall be a good and valid account representing a bona fide outright sale of goods by Debtor or services performed by Debtor and such goods shall have been shipped to the respective account debtors or the services have been performed for the respective account debtors. Each account shall not be subject to any claim for credit, allowance or adjustment by account debtor or any setoff, defense or counterclaim. Debtor shall immediately notify Secured Party in the event of the refusal of any goods which are the subject of any such account, and of the bankruptcy, insolvency or financial embarrassment of any account debtor and of any claim asserted for credit, allowance, adjustment, setoff or counterclaim.

     Section 4.  Debtor's Obligations.  Debtor agrees that:
     ---------   --------------------

     4.1 Debtor shall keep accurate and complete records in accordance with sound accounting practices of all of its Collateral, and shall at all reasonable times allow Secured Party to inspect the Collateral, to examine, audit or make extracts from Debtor's books and records, and to arrange for verification of the Collateral under reasonable procedures directly with account debtors and other persons or by other procedures. Debtor will furnish to Secured Party on request additional statements of any account together with all notes or other documents and information relating thereto.

     4.2 Debtor shall keep the Collateral insured against such casualties, and in such amounts and on such terms as required by the Loan Agreement. Debtor shall furnish Secured Party with satisfactory evidence of such insurance and Secured Party shall be added to any such insurance as loss payee. Debtor shall promptly pay when due all taxes and assessments imposed on, or with respect to the Collateral, and shall maintain the Collateral in good condition and repair. If Debtor fails to pay the premiums on any such insurance or such taxes when due, or to maintain the Collateral in good condition and repair, the Secured Party may do so for Debtor's account and add the amount of its expenditures with respect thereto to Debtor's out-standing obligations, which said amount shall be payable on demand with interest at the highest rate being paid by Debtor on any of its obligations to Secured Party. If an Event of Default has occurred and is continuing beyond any applicable cure periods, Secured Party shall have the right to settle and compromise any and all claims under any of the insurance policies required to be maintained by Debtor hereunder, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of the Debtor any proof of loss, notice, draft, and other instruments in connection with such policies or loss thereunder and generally to do and perform any and all acts as Debtor could perform in connection with such policies.

     4.3 Debtor shall execute such financing statements and other documenta-tion as shall reasonably be requested by Secured Party in order to perfect the security interests granted Secured Party hereunder and to carry out the terms of this Agreement. A photocopy of this Security Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     4.4 Upon request of Secured Party, Debtor shall furnish Secured Party with any financial statements or other information as required by the terms of the Loan Agreement.

     Section 5.  Debtor's Rights with Respect to the Collateral.
     ---------   ----------------------------------------------

     5.1 With respect to the Collateral specified in Section 1.1, Debtor is authorized to collect the proceeds of such Collateral and utilize them in the ordinary course of business, provided that Secured Party shall have the right at any time, before or after default, to notify account debtors on any and all of Debtor's accounts of the security interest of Secured Party in such accounts, to send requests for verification to the account debtors, and, after an Event of Default, to notify such account debtors to make payments of such accounts directly to Secured Party. At the request of Secured Party, Debtor shall so notify such account debtors and indicate on all billings that the accounts are payable directly to Secured Party. In addition, Debtor shall, at the request of Secured Party, hold all proceeds from collection of accounts in trust for Secured Party without commingling the same with other funds, and shall promptly turn over the same to Secured Party in the identical form received, endorsed by Debtor to Secured Party. The proceeds of such Collateral shall be applied to the Indebtedness in such order as Secured Party determines in its sole discretion.

     5.2 Until default, Debtor shall have the right to use, consume, or sell any items of the Collateral described in Section 1.2 in the regular course of business, but not to otherwise dispose of such Collateral.

     Section 6.  Default.  If the Indebtedness is due other than on demand,
     ----------  -------
upon the happening of any one or more of the following events or conditions, Secured Party may, at its option, declare the entire amount of Indebtedness of Debtor to it then outstanding due and payable immediately without notice to Debtor, and Secured Party may proceed to enforce payment of the same, and to exercise all of the rights and remedies of a Secured Party under the Ohio Uniform Commercial Code, in addition to the rights and remedies provided herein. The events of default hereunder are as follows:

     6.1  Default in the payment of any of the Indebtedness when due.

     6.2 The failure of Debtor to observe or perform any of the provisions of this Agreement, the Loan Agreement or any other agreement between the Debtor and the Secured Party.

     6.3 If any warranty, representation, certificate, schedule, financial statement or other information given to Secured Party hereunder shall prove to be untrue or materially misleading.

     6.4 If any proceedings are instituted by or against Debtor under any insolvency laws, or if Debtor shall become insolvent or otherwise suffer such changes in his condition or affairs as in the sole discretion of Secured Party impairs Secured Party's security interests hereunder, or increases its risk as to repayment of any item of the Indebtedness, or if Secured Party shall otherwise deem itself insecure with respect to the Indebtedness.

     If the Indebtedness is due on demand, the Secured Party may proceed to enforce payment of same and exercise all of the remedies provided herein at any time, without notice and without reason.

     Secured Party's remedies include, but are not limited to, the right to take possession of the Collateral or any part thereof, and Debtor hereby grants Secured Party authority to enter upon any premises on which the Collateral or any part thereof may be situated, and remove the Collateral from such premises or use such premises, together with the materials, supplies, books and records of Debtor, to maintain possession and/or the condition of the Collateral and to prepare the Collateral for sale. All rights and remedies of Secured Party hereunder shall be cumulative, not exclusive, and shall be enforceable alternatively, successively or concur-rently with any other remedy available hereunder or otherwise available at law or in equity.

     Section 7.  Power of Attorney.  Debtor hereby irrevocably appoints
     ---------   -----------------
Secured Party as Debtor's true and lawful attorney-in-fact, with full power of substitution, for Debtor, and in Debtor's name, place and stead, upon the occurrence of any event of default as defined in Section 6 above, and in the event that Secured Party elects to exercise any rights granted to it hereunder. As attorney-in-fact, Secured Party may act for Debtor with respect to the Collateral as if Secured Party were the owner thereof, and may endorse and cash promissory notes, checks and other instruments, institute legal proceedings, make, adjust, and settle claims, and do all other acts necessary and incidental to the exercise of its rights provided hereunder, or otherwise available to it in the event of default. Neither Secured Party nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact.

     Section 8.  Miscellaneous.  Any required notices to Debtor, including
     ---------   -------------
notice of the sale of any of the Collateral, shall be deemed to be reasonable if mailed to Debtor at the address shown below, or such other address furnished Secured Party in writing, at least five (5) business days prior to the action which is the subject of the notice. The term "Debtor" as used herein shall include the singular as well as the plural, and other words in the singular shall include the plural and words of one gender shall include the other gender when the sense requires. The term "Uniform Commercial Code" as used herein shall mean the Uniform Commercial Code as adopted by the State of Ohio. No waivers by Secured Party of any default shall be effective unless given in writing, and shall not operate as a waiver of any other default. The rights of Secured Party shall inure to the benefits of its successors and assigns, and the obligations of Debtor shall bind Debtor's heirs, executors, administrators, successors and assigns. If there is more than one Debtor, their obligations hereunder shall be joint and several.

     This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein, and such understanding shall not be modified except in a writing signed by or on behalf of the parties hereto. This Agreement shall be deemed to be a contract entered into and made pursuant to the laws of the State of Ohio and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state.

     As a specifically bargained inducement for Secured Party to extend credit to Debtor: (i) THE DEBTOR HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS SECURITY AGREEMENT OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING SECURED PARTY AND THE DEBTOR AND (ii) THE DEBTOR HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING
IN RESPECT OF OR ARISING FROM OR OUT OF THIS SECURITY AGREEMENT, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE DEBTOR CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

     EXECUTED at ________________, Ohio on the 9th day of February, 2000.

                                       THE PROVIDENT BANK
                                       ("Secured Party")

                                           /s/ Clifford M. Bishop

                                       BY:--------------------------------
                                           Clifford M. Bishop
                                           Vice President

                                       TECHDYNE, INC.
                                       ("Debtor")

                                          /s/ David Watts

                                       BY:--------------------------------
                                           David Watts
                                       ITS Chief Financial Officer